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DELAWARE NO-LOAD                                                       FIRST ALLMERICA FINANCIAL LIFE
VARIABLE ANNUITY APPLICATION                                                        INSURANCE COMPANY
                                                              440 Lincoln Street, Worcester, MA 01653
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1. OWNER(S)          PLEASE PRINT CLEARLY
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First                                  MI                         Last

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Street Address

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City                                  State                       Zip

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Social Security/Tax I.D.              Date of Birth/Trust              / /Male
         -         -                     /    /                        / /Female
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Daytime Telephone
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JOINT OWNER   First                    MI                             Last

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Social Security/Tax I.D.              Date of Birth                   / /Male
         -          -                    /   /                        / /Female
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Daytime Telephone
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2. ANNUITANT(S)      PLEASE PRINT CLEARLY
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First                                  MI                         Last

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Social Security/Tax I.D.              Date of Birth                    / /Male
         -          -                   /   /                          / /Female
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JOINT ANNUITANT   First               MI                             Last

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Social Security/Tax I.D.              Date of Birth                   / /Male
         -          -                    /   /                         / /Female
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3. BENEFICIARY (IF BENEFICIARY IS A TRUST, PROVIDE DATE OF TRUST)
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If there are Joint Owners, the survivor is always Primary Beneficiary.

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Primary Beneficiary                                             Relationship to Owner

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Contingent Beneficiary                                          Relationship to Owner

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4. OPTIONAL RIDERS (MAY NOT BE AVAILABLE IN ALL STATES)
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I/We elect: / /Enhanced Death Benefit Option:
            / /Annual Step-up   / /5% yield   / /7% yield
            / /Minimum Guaranteed Annuity Payout:  / /10 yr.  / /15 yr.

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5. TYPE OF PLAN TO BE ISSUED
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   / /Nonqualified                   / /Roth IRA
   / /Nonqualified Def. Comp.        / /SEP-IRA*
   / /IRA*                           / /457 Def. Comp.*
*Attach required additional forms.   Existing Case # _______________
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6. INITIAL PAYMENT
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   Initial Payment $_______________________________________________
                      Make check payable to Allmerica Financial
   If IRA, Roth IRA or SEP-IRA application, this payment is a:
   / /Rollover/Conversion                   / /Trustee to Trustee Transfer
   / /Payment for Tax Year _____________

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7. ALLOCATION OF PAYMENTS
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  _____% Growth and Income Series            _____% Emerging Markets Series
  _____% Devon Series                        _____% Delaware Balanced Series
  _____% DelCap Series                       _____% Convertible Securities Series
  _____% Aggressive Growth Series            _____% Delchester Series
  _____% Social Awareness Series             _____% Capital Reserves Series
  _____% REIT Series                         _____% Strategic Income Series
  _____% Small Cap Value Series              _____% Cash Reserve Series
  _____% Trend Series                        _____% Global Bond Series
  _____% International Equity Series         _____% Fixed Account
                                             _____% _____________________________
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8. AUTOMATIC ACCOUNT REBALANCING (AAR)
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  / /I/We elect AUTOMATIC ACCOUNT REBALANCING (AAR) among the above variable accounts:
  / / Monthly    / / Quarterly    / / Semi-annually   / / Annually

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9. DOLLAR COST AVERAGING
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  (NOT AVAILABLE WITH AUTOMATIC ACCOUNT REBALANCING.)
  Please transfer $____________ (check ONE source account):
                  ($100 minimum)       ---
  (Be sure to allocate money to this source account in Section 7.)

  FROM:   / / Fixed Account              / / Capital Reserves
          / / Cash Reserve               / / Strategic Income
  / / Monthly   / / Quarterly   / / Semi-annually   / / Annually

  TO: (Check one) / / $ or / / %
  _____% Growth and Income Series              _____% Emerging Markets Series
  _____% Devon Series                          _____% Delaware Balanced Series
  _____% DelCap Series                         _____% Convertible Securities Series
  _____% Aggressive Growth Series              _____% Delchester Series
  _____% Social Awareness Series               _____% Capital Reserves Series
  _____% REIT Series                           _____% Strategic Income Series
  _____% Small Cap Value Series                _____% Cash Reserve Series
  _____% Trend Series                          _____% Global Bond Series
  _____% International Equity Series
DCA INTO THE FIXED ACCOUNT IS NOT AVAILABLE.

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10. REPLACEMENT
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  Will the proposed contract replace or change any existing annuity or
  insurance policy?  / / Yes   / / No

  (If yes, list company name and policy number.)__________
  ________________________________________________________
  ________________________________________________________
  ________________________________________________________

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11. REMARKS
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__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________


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12. SYSTEMATIC WITHDRAWALS ($100 MINIMUM)
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  A. Frequency (Please choose one):
     / / Monthly   / / Quarterly   / / Semi-annually   / / Annually

     Withdrawals begin later of 15 days after issue of __/__/__.
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  B. Amount:
     1. / / _______% of purchase payment
        / / $_______ per frequency
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  C. Withdraw from:
     / / Pro-rata from all accounts,

  OR:  _________ % From _____________________________________________
       _________ % From _____________________________________________
       _________ % From _____________________________________________
       _________ % From _____________________________________________
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  D.  PLEASE  / / Do Not Withhold Federal Income Taxes
              / / Do Withhold at 10% or ______________ (% or $)
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  E.  / / I/We wish to use Electronic Funds Transfer (Direct Deposit).
          I/We authorize Allmerica Financial to correct electronically any overpayments or erroneous credits made to my account.

                         ATTACH VOIDED CHECK
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13. SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated
and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we received a Disclosure Buyer's Guide. I/WE UNDERSTAND
THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNTS.


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Signature of Owner                    Date           Signature of Joint Owner                Date

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Signed at (City and State)

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14. REGISTERED REPRESENTATIVE / DEALER INFORMATION
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  DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY?
   / / YES (ATTACH REPLACEMENT FORMS AS REQUIRED)   / / NO
  I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and
  I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner.

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Signature of Registered Representative       SSN#                    TR Code           Telephone

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Printed Name of Registered Representative

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Printed Name of Broker/Dealer                                           B/D Client Acct. #
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Branch Office Street Address for Certificate Delivery                    Telephone

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